THIRD AMENDMENT TO CREDIT AGREEMENT


     BRIGHTPOINT, INC., a Delaware corporation, (the "Company"), the banks listed on the signature pages hereof (each individually a "Bank" and collectively the "Banks") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, as agent for the Banks (in such capacity the "Agent" and in its individual capacity "Bank One") agree as follows:

          1. CONTEXT. This agreement is made in the context of the following agreed state of facts:

          a. The Company, the Banks and the Agent are parties to a Credit Agreement dated June 13, 1995, as amended by First Amendment to Credit Agreement dated as of September 15, 1995, and Second Amendment to Credit Agreement dated as of January 19, 1996 (collectively, the Agreement").

          b. The Company has requested that the Banks increase to $75,000,000.00 the maximum amount available to the Company under the terms of the Agreement and extend the Revolving Loan Maturity Date from May 29, 1998, to May 28, 1999.

          c. The Company has further requested that the Banks waive the Company's noncompliance with the terms of the Agreement related to the creation of a wholly-owned Subsidiary, Brightpoint Acquisition, Inc., a Delaware corporation ("Acquisition"), as an incident of the acquisition to which the Banks consented in that certain letter dated February 1, 1996 (the "Allied transaction."

          d. The Company has further requested that the Banks waive the Company's noncompliance with the provisions of the Agreement including, but not limited to Section 6.e, related to the creation of a wholly-owned Subsidiary, Brightpoint International Ltd., a Delaware corporation ("International"), and that the Banks consent to the acquisition of certain assets and properties of Marriott Investment & Trade Inc., a British Virgin Island company, Safkong Holdings Limited, a private company limited by shares organized in Hong Kong under The Companies Ordinance, Technology Resources International Limited, a private company limited by shares organized in Hong Kong under The Companies Ordinance, and each of Dana Marlin and John Michael Maclean-Arnott, individuals residing in Hong Kong, pursuant to the terms of the Shareholder and Asset Purchase Agreement, a copy of which agreement is attached as Exhibit "A" to this Third Amendment.

          e. The Banks have agreed to such requests, subject to certain terms and conditions, and the parties have executed this document (this "Third Amendment") to give effect to their agreement.

     2. DEFINITIONS. Terms used in this Third Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise defined herein. Section 1 of the Agreement is amended, as follows:

          a. Amended Definitions. The definitions of the following terms set out in Section 1 are hereby amended and restated in their entireties as follows:

               o "Applicable Rate" means any of the Applicable Unused Fee Rate, the Applicable Commission Rate, the Applicable Prime Spread or the Applicable LIBOR Spread, as the context requires, and when used in the plural form refers collectively to all of the Applicable Unused Fee Rate, the Applicable Commission Rate, the Applicable Prime Spread and the Applicable LIBOR Spread. The Applicable Rate shall be determined by reference to the ratio of the Company's Funded Debt to Capital in accordance with the following tables:

                         Ratio of Funded        Applicable          Applicable
                         Debt to Capital       Prime Spread        LIBOR Spread
                         ---------------       ------------        ------------
                       .55 to 1.0 or greater        0.00%               1.75%

                       .45 to 1.0 or
                        greater but less
                        than .55 to 1.0             (.25%)              1.50%

                       .40 to 1.0 or
                        greater but less
                        than .45 to 1.0             (.50%)              1.25%

                       .35 to 1.0 or
                        greater but less
                        than .40 to 1.0             (.75%)              1.00%

                       less than .35 to 1.0        (1.00%)               .75%

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                                                                    Applicable
                         Ratio of Funded         Applicable         Commission
                         Debt to Capital       Unused Fee Rate         Rate
                         ---------------       ---------------      -----------
                       .55 to 1.0 or greater        .25%               1.00%

                       .45 to 1.0 or
                         greater but less
                         than .55 to 1.0            .20%                .875%

                       .40 to 1.0 or
                         greater but less
                         than .45 to 1.0            .15%                .75%

                       .35 to 1.0 or
                         greater but less
                         than .40 to 1.0            .15%                .75%

                       less than .35 to 1.0        .125%                .75%

                    The initial Applicable Rates shall be as shown in the bottom spread of the foregoing tables. Hereafter, the Applicable Rates shall be determined on the basis of the financial statements of the Company dated as of the month ending each fiscal quarter furnished to the Banks pursuant to the requirements of Section 5.b(ii), with prospective effect for the following fiscal quarter. Interest will accrue and be payable, and fees and commissions will be calculated and be payable, in any fiscal quarter on the basis of the Applicable Rates in effect during the preceding fiscal quarter until an adjustment is made under the provisions of this subsection. The Applicable Rates shall be adjusted on the first interest payment date which follows receipt by the Banks of the financial statements upon which such adjustment is based, but such adjustment shall not be effective as to any LIBOR-based Rate elected prior to the date of such adjustment until the expiration of the period of time for which such LIBOR-based Rate shall have been elected by the Company. In the event that the Company fails to deliver the financial statements required under Section 5.b(ii) for any month which ends a fiscal quarter, interest shall accrue on the Loan at the Prime Rate and the Applicable Commission Rate and the Applicable Unused Fee shall be at the highest level shown in the foregoing tables from the date such financial statements were required to be delivered until the first interest payment date which follows receipt by the Banks of such financial statements. For the avoidance of doubt, it is noted that it is the intent of the parties that the Banks shall be free to exercise all remedies otherwise provided in this Agreement in the event of the violation by the Company of the covenants stated in Section 5.b(ii) or 5.g(ii) notwithstanding the accrual of interest upon any Loan or the calculation of fees and commissions at a rate determined in accordance with this definition.

               o "Funded Debt" means (a) all consolidated obligations of the Company and its Subsidiaries (including without limitation, all fees, costs or unpaid accrued interest) for or with respect to borrowed money or for the deferred purchase price of property or services except current accounts payable arising in the ordinary course of business, (b) all consolidated obligations of the Company and its Subsidiaries created or arising under any conditional sale or other title retention agreement with respect to any property acquired by the Company and its Subsidiaries and all consolidated obligations created or arising under such agreement even though the rights and remedies of the seller or lender thereunder are limited to repossession or sale of such property in the event of default, (c) all consolidated obligations of the Company and its Subsidiaries under leases which shall have been or should be recorded as capitalized leases in accordance with generally accepted accounting principles, (d) all guarantees and other obligations
                    (contingent or otherwise) of the Company and its Subsidiaries, calculated on a consolidated basis, to assure a creditor against loss (including, without limitation, letters of responsibility or comfort letters, arrangements to purchase or repurchase property or obligations, to pay for property, goods or services whether or not delivered or rendered, to maintain working capital, equity capital or other financial statement condition of, or to lend or contribute to or invest in a third party) in respect of obligations of such third party, (e) all consolidated obligations of the Company and its Subsidiaries for extensions of credit including the face amount of letters of credit issued for the account of the Company or any
                    Subsidiary, whether or not representing obligations for borrowed money, (f) consolidated Rate Hedging Obligations of the Company and its Subsidiaries, and (g) all consolidated obligations or indebtedness described in clauses (a) through
                    (f) secured by a lien on any property owned by the Company or any Subsidiary, whether or not the Company or such Subsidiary has assumed or become liable for the payment thereof except, with respect to this clause (g), obligations or indebtedness secured by a lien which has been subordinated to the lien of the Agent under the terms of a Subordination Agreement satisfactory to the Agent and substantially in the form of Exhibit "G" attached to the Credit Agreement.


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



                   o "Loan Document" means any of this Agreement, any of the Revolving Notes, the Security Agreement, the Pledge Agreement, the Guaranty Agreements, the Guarantor Security Agreement, any and all Subordination Agreements, any and all Reimbursement Agreements and any other instrument or document which evidences or secures the Loan or which expresses an agreement as to terms applicable to the Loan, and when used in the plural form means any two or more of the Loan Documents, as the context requires.

                   o "Note" means any of the Revolving Notes and when used in the plural form means all of the Revolving Notes.

                   o "Revolving Loan Maturity Date" means initially May 28, 1999, and hereafter any other date to which the
                        Aggregate Commitment may be extended by the Banks pursuant to the terms of Section 2.a(iv).

                   o "Subsidiary" means any corporation, partnership, joint venture or other business entity over which the Company exercises control; provided that it shall be conclusively presumed that the Company exercises control over any such entity 51% or more of the equity interest in which is owned by the Company, directly or indirectly, and provided further that International shall be deemed a Subsidiary of the Company for all purposes under this Agreement, but any and all subsidiaries of International shall not be deemed Subsidiaries of the Company for purposes of this Agreement.

                   o "Tangible Net Worth" means the consolidated shareholders' equity of the Company and its Subsidiaries less any allowance for goodwill, patents, trademarks, trade secrets, officer or employee loans or advances and any other assets which would be classified as intangible assets under generally accepted accounting principles.

     b. New Definition. A new definition is added to Section 1 of the Agreement to read as follows:

               o Acquisition. "Acquisition" means Brightpoint Acquisition, Inc., a Delaware corporation.

               o    International.      "International     means     Brightpoint
                    International, Ltd., a Delaware corporation.

               o    Third  Amendment.   "Third   Amendment"  means  the  written
                    amendment to this Agreement entitled "Third Amendment to Credit Agreement" and dated with effect as of May 31, 1996.

     c. Deleted Definitions. The definitions of the following terms are deleted from Section 1 of the Agreement: Borrowing Base and Borrowing Base Certificate.

     3. THE REVOLVING LOAN. Section 2.a(i) and the first sentence of Section 2.a(ii) of the Agreement are amended and restated in their respective entireties as follows:

               (i) The Aggregate Commitment -- Use of Proceeds. From the date of the Third Amendment and until the Revolving Loan Maturity Date, each Bank agrees to make its Percentage of Advances (all such Advances by all such Banks are collectively referred to as the "Revolving Loan") under a revolving line of credit from time to time to the Company of an aggregate amount not in excess at any time outstanding of Seventy-Five Million and 00/100 Dollars ($75,000,000.00), provided that all of the conditions of lending stated in Section 7 of this Agreement as being applicable to Advances have been fulfilled at the time of each Advance. Proceeds of the Revolving Loan may be used by the Company only to fund working capital requirements and for general corporate purposes of the Company, Acquisition and International, provided, however, that portion of the proceeds used for International shall not exceed the aggregate principal amount of Twenty Million Dollars ($20,000,000.00).

               (ii) The Revolving  Notes. The obligation of the Company to repay the Revolving Loan shall be evidenced by the promissory notes (the "Revolving Notes") of the Company payable to the order of each Bank and in an amount equal to each Bank's Percentage of the Aggregate Commitment, which Revolving Notes shall be in the form of Exhibit "B" attached to the Third Amendment.

     4. SUBLIMIT FOR LETTERS OF CREDIT. To evidence an increase in the amount available for the issuance of standby letters of credit under the Agreement, the first sentence of Section 2.a(v) is hereby amended in its entirety to read as follows:

               (v) Standby Letters of Credit. At any time that the Company is entitled to an Advance under the Revolving Loan, Bank One shall, upon the application of the Company and after notice to the Banks, issue for the account of the Company, a standby letter of credit (each a "Letter of Credit") in an amount not in excess of the maximum Advance that the Company would then be entitled to obtain under the Revolving Loan, provided that (A) the total amount of Letters of Credit which are outstanding at any time shall not exceed Thirty Million and 00/100 Dollars ($30,000,000.00), (B) the
                    issuance of any Letter of Credit with a maturity date beyond the Revolving Loan Maturity Date shall be entirely at the



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



                    discretion of the Banks, (C) the form of the requested Letter of Credit shall be satisfactory to Bank One in the reasonable exercise of Bank One's discretion, and (D) the Company shall have executed an application and reimbursement agreement for the Letter of Credit (a "Reimbursement Agreement") in Bank One's standard form.

     5. COLLATERAL. New Sections 4.c, 4.d and 4.e are added to the Agreement to read as follows:

     c. Pledge Agreement. The Obligations will be further secured by a pledge of fifty percent (50%) of the stock owned by the Company of International, which pledge shall be evidenced by a Pledge Agreement (the "Pledge Agreement") in the form of Exhibit "C" to the Third Amendment.

     d. Guaranty. The Obligations will be further supported by the unconditional guaranty of prompt payment of all of the Company's U. S. Subsidiaries (collectively, the "Guarantors"), each of which guaranty shall be evidenced by a Guaranty Agreement (each a "Guaranty Agreement" and collectively, the "Guaranty Agreements") substantially in the form of Exhibit "D" to the Third Amendment.

     e. Guarantor Security Agreements. The obligations of Acquisition under its Guaranty Agreement will be secured by a security interest in all equipment, inventory, accounts receivable, chattel paper and general intangibles of Acquisition now owned and hereafter acquired and in the proceeds thereof, which security interest will be created by a Security Agreement (a "Guarantor Security Agreement") in the form attached as Exhibit "E" to the Third Amendment. Each Guarantor Security Agreement will provide a first-priority security interest in the collateral described therein, subject only to liens and security interests of the type described in the exceptions enumerated in
          Section 6.b.

     6. AMENDMENTS TO FINANCIAL COVENANTS. The Company acknowledges that compliance with the financial covenants set forth in Section 5.g shall be computed on the basis of the consolidated financial statements of the Company and its Subsidiaries. Section 5.b(i), Section 5.b(ii), Section 5.b(vii), Section 5.g, 5.g(i) and Section 5.g(iii) of the Agreement are amended and restated in their respective entireties to read as follows:

     b. (i) Annual Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year, consolidated financial statements of the Company and its Subsidiaries, including a statement of income, a balance sheet as of the end of such fiscal year, a statement of cash flows and a reconciliation of shareholders' equity, for such fiscal year prepared and presented in accordance with generally accepted accounting principles, applied in a manner consistent with that used in preparing the financial statements referred to in Section 3.d (except for changes in which the independent accountants of the Company concur), in each case setting forth in comparative form corresponding figures for the preceding fiscal year, together with the audit report, unqualified as to scope, of independent certified public accountants approved by the Agent, which approval shall not be unreasonably withheld, and similarly presented consolidating financial statements for the same period prepared by the Company all in reasonable detail and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the results of its operation as of the dates of such statements and for the fiscal periods then ended.

     (ii) Interim Statements. As soon as available and in any event within thirty (30) days after the end of each month, a copy of the interim consolidated and consolidating financial statements of the Company and its Subsidiaries, consisting at a minimum of:

          A.   the balance sheet as of the end of the month,

          B. a statement of income for the month and for the partial or full fiscal year ended as of the end of the month, and

          C.   a statement of cash flows,

               all in reasonable detail and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the results of its operation as of the dates of such statements and for the fiscal periods then ended.

     (vii) Compliance Certificates. Within thirty (30) days following each month end and within ninety (90) days following each fiscal year end, a certificate of the Chief Financial


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



          Officer or other appropriate officer of the Company demonstrating compliance with the financial covenants stated in Section 5.g and with the purchase-money lien covenant stated in Section 6.b(viii). Such certificate shall relate the covenants to the month-end figures and shall otherwise be in such form and provide such detail as may be reasonably satisfactory to the Agent.

     g. Financial Covenants. The Company shall observe, on a consolidated basis, each of the following financial covenants:

          (i) Tangible Net Worth. The Company shall maintain its Tangible Net Worth as of the date of execution of the Third Amendment and at all times until June 30, 1996, at a level not less than $60,000,000.00; at June 30, 1996, and at all times until December 30, 1996, at a level not less than $70,000,000.00; at December 31, 1996, and at all times until December 30, 1997, at a level not less than the sum of $70,000,000.00 plus 50% of the net income reported during the fiscal period July 1, 1996, through December 31, 1996; and at each fiscal year end thereafter, and at all times during the fiscal year immediately following, at a level equal to the sum of 50% of the net income reported during the fiscal year for which the Tangible Net Worth is being determined (exclusive of any loss) plus the Tangible Net Worth reported at the immediately preceding fiscal year end.

          (ii) Ratio of Liabilities to Tangible Net Worth. At the end of each month, the Company shall maintain the ratio of its consolidated total liabilities to the Tangible Net Worth at a level not greater than 2.0 to 1.0. For purposes of testing compliance with this covenant, the term "liabilities" shall include the present value of all consolidated capital lease obligations of the Company and its Subsidiaries, determined as of any date the ratio is to be tested.

          (iii)Fixed Charge Coverage. At the end of each fiscal quarter, for the four consecutive fiscal quarters ending as of such fiscal quarter end, from the date of the Third Amendment and until December 30, 1996, the Company shall maintain a fixed charge coverage ratio of not less than 1.25 to 1.0. At December 31, 1996, and at each fiscal quarter thereafter, the Company shall maintain a fixed charge coverage ratio of not less than 1.50 to
               1.0. For purposes of this covenant, the phrase "fixed charge coverage ratio" means, for any relevant period, the ratio of the sum of net income plus depreciation, amortization and interest expense plus cash taxes paid over the sum of payments made on term debt during the period for which the ratio is being calculated, including current capital lease payments but excluding any payments made on account of the Loan, plus interest expense, plus expenditures for fixed assets not funded with borrowed funds, plus dividends paid, plus cash taxes paid.

     7. AMENDMENTS TO NEGATIVE COVENANTS. Section 6 of the Agreement is amended as follows:

     a. Restricted Payments. The last sentence of Section 6.a of the Agreement is amended and restated in its entirety to read as follows:

               The Company shall not permit any Subsidiary to purchase or redeem any shares of the capital stock of such Subsidiary, declare or pay any dividends thereon except for dividends payable entirely in capital stock and dividends and distributions payable to the Company or make any distribution to shareholders or redeem any subordinated indebtedness of such Subsidiary; provided, however that International may pay dividends or distributions to its shareholders so long as International has retained earnings in excess of $2,000.000.00 and so long as such dividends or distributions do not exceed 25% of net income computed on a cumulative basis for any period for which such dividend or distribution is being determined and provided that such cumulative amount is first reduced by any net losses incurred during such period.

     b. Liens. Subsection (viii) of Section 6.b is amended and restated in its entirety and a new subsection (ix) is added to Section 6.b as follows:

             (viii) purchase-money  liens on any inventory hereafter acquired;
                    provided that (A) any such inventory is acquired by the Company or any Subsidiary in the ordinary course of its business, (B) the lien attaches only to the inventory so acquired, and (C) the total amount of outstanding indebtedness secured by all such liens shall not exceed the aggregate sum of $5,000,000.00; and

               (ix) those specific liens now existing described on the "Schedule of Exceptions" attached as Exhibit "D."

     c. Guaranties. Subsection (iii) of Section 6.c is amended and restated in its entirety and a new subsection (iv) is added to Section 6.c as follows:

               (iii) guaranties by International in favor of its subsidiaries;
                    and

               (iv) those specific existing guaranties listed in the "Schedule of Exceptions" attached


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



               as Exhibit "D."

     d. Loans or Advances. Subsection (iv) of Section 6.d is amended and restated in its entirety and new subsections (v), (vi) and (vii) are added to the Agreement as follows:

          (iv) loans and advances from the Company to International not in excess of the aggregate principal amount of $20,000,000.00, provided that any Letters of Credit issued for the account of the Company but on behalf of International shall be included in the amount of loans or advances for purposes of this subsection;

          (v)  loans and advances from any Subsidiary to the Company;

          (vi) loans and advances from International to any of the subsidiaries of International; and

          (vii)the specific items listed in the "Schedule of Exceptions" attached as Exhibit "D."

     e.   Merger,   Consolidations,   Sales,   Acquisition   or   Formation   of
          Subsidiaries. Section 6.e of the Agreement is amended and restated in its entirety to read as follows:

     e. Merger, Consolidations, Sales, Acquisition or Formation of Subsidiaries. The Company shall not be, and shall not permit any Subsidiary to be, a party to any consolidation or to any merger and shall not purchase the capital stock of or otherwise acquire any equity interest in any other business entity; provided, however that, upon prior written notice to the Banks, a Subsidiary of the Company may merge into the Company so long as the Company is the surviving entity. The Company shall not acquire, and shall not permit any Subsidiary to acquire, any material part of the assets of any other business entity which exceed the aggregate amount of Two Million Dollars ($2,000,000.00). Except as provided in the Security Agreement, the Company shall not, and shall not permit any Subsidiary to, sell, transfer, convey or lease all or a Substantial Portion of the consolidated assets of the Company and its Subsidiaries, except in the ordinary course of business, or sell or assign with or without recourse any receivables. The Company shall not cause to be created or otherwise acquire any Subsidiaries nor permit any Subsidiary to cause to be created or otherwise acquire any Subsidiaries; provided, however, that International may create subsidiaries of International so long as the Company provides written notice to the Banks.

     8. MODIFICATIONS TO EVENTS OF DEFAULT. Section 8.c of the Agreement is amended to include "or any Subsidiary" in the last line and new Sections 8.h and 8.i are added to the Agreement, as follows:

     c. Bankruptcy, Insolvency, etc. The Company or any Subsidiary admitting in writing its inability to pay its debts as they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against the Company or any Subsidiary; or the Company or any Subsidiary applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for the Company or any Subsidiary or any property thereof, or the Company or any Subsidiary making a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for the Company or any Subsidiary or for a substantial part of its property and not being discharged within sixty
          (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against the Company or any Subsidiary, and, if involuntary, being consented to or acquiesced in by the Company or any Subsidiary or remaining for sixty (60) days undismissed.

     h. Guaranty Agreement. Any Guaranty Agreement shall fail to remain in full force and effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty Agreement, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty Agreement to which it is a party, or any Guarantor denies that it has any further liability, except as otherwise provided in such Guaranty Agreement, under any Guaranty Agreement to which it is a party, or gives notice to such effect.

     i. Collateral Document. Any Security Agreement or Pledge Agreement or other document purporting to grant a security interest to the Agent or the Banks (each a "Collateral Document") shall for any reason (other than action or inaction by the Banks) fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as otherwise permitted under the Agreement or any Loan Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or the Company or any Subsidiary shall fail to comply with any of the terms or provisions of any Collateral Document.

     9. BORROWING BASE. The Banks agree that the Aggregate Commitment will not be limited by a Borrowing Base after the date of this Third Amendment. Section 2.c(iii), Section 5.b(iv), Section 8.f and Section 10.s(xi) are hereby deleted from the Agreement. All other references in the Agreement to the term "Borrowing Base" and "Borrowing Base Certificate" shall be deemed void and of no effect.

     10. FORBEARANCE FOR LIENS ACQUIRED IN THE ALLIED TRANSACTION. The Banks agree to forbear from exercising any remedies available under the Agreement with respect to liens of creditors on the assets acquired in the Allied transaction which liens have priority over the liens granted to the Agent on behalf of the Banks under the Loan Documents so long as such liens are terminated or released on or before July 8, 1996. The Company acknowledges that if such liens are not terminated or released by July 8, 1996, the Company will not be in compliance with the terms of the Agreement and the Agent on behalf of the Banks may exercise any rights or remedies available under the Agreement for such noncompliance.

     11. CONSENT TO CREATION OF INTERNATIONAL AND THE ACQUISITION OF CERTAIN ASSETS. The Banks waive the remedies available under the Agreement for the failure of the Company to comply with the provisions of Section 6.e in the creation of Brightpoint International, Ltd. The Banks consent to the acquisition by International of certain assets and properties as more particularly set forth in the copy of the Shareholder and Asset Purchase Agreement attached to this Third Amendment as Exhibit "A," (the "Purchase Agreement"). The consent provided in this Third Amendment does not constitute a waiver of or a consent to any violation of or noncompliance by the Company or any of its Subsidiaries with any financial or other covenants, representations or warranties contained in the Agreement or in any other Loan Document to which the Company or any Subsidiary is a party, except the provisions of Section 6.e of the Agreement as applied to International. This consent is subject to the condition that immediately after giving effect to the acquisition, no event shall occur or shall have occurred and be continuing which constitutes an Event of Default or Unmatured Event of Default under the Agreement, except the provisions of Section 6.e of the Agreement as applied to International and except as otherwise provided herein. The Company agrees to advise the Agent prior to finalizing the acquisition if the terms thereof differ materially from those set forth in the Purchase Agreement. In such event, the Banks reserve the right to revoke this consent in their discretion.

     12. NONCOMPLIANCE WITH SECTION 5. The Banks waive the remedies available under the Agreement for the failure of the Company to comply with the provisions of Section 5.g(iii) of the Agreement with respect to the required fixed charge coverage ratio at April 30, 1996. This waiver shall not be construed as a commitment on the part of the Banks to grant any similar or other waiver in the future.

     13. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Third Amendment, the Agent shall have received, each duly executed and in form and substance satisfactory to the Banks the following:

     a.   This Third Amendment.

     b.   The Revolving Notes.

     c.   The Guaranty Agreements.

     d.   The Guarantor Security Agreements.

     e. A certified copy of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Third Amendment and any other document required under this Third Amendment.

     f. A certificate signed by the Secretary of the Company certifying the name of the officer or officers authorized to sign this Third Amendment and any other document required under this Third Amendment, together with a sample of the true signature of each such officer.

     g. A certified copy of resolutions of the Board of Directors of each of the Guarantors authorizing the execution and delivery of its respective Guaranty Agreement, its respective Guarantor Security Agreement and any other document required under this Third Amendment to which such Guarantor may be a party.

     h. A certificate signed by the Secretary of each Guarantor certifying the name of the officer or officers authorized to sign the documents to which such Guarantor is to be a party as required under this Third Amendment, together with a sample of the true signature of each such officer.

     i. The opinion or opinions of counsel for the Company and each Guarantor addressed to the Banks to the effect that the representations stated in Sections 3.a, 3.b and 3.c and 3.l of the Agreement with respect to the Company, and in Sections 11.a, 11.b, 11,c and 11.k of each Guaranty Agreement with respect to the Guarantors, are correct. Such opinion or opinions shall be in such form as may be reasonably acceptable to the Banks.

     j. A copy of the file-marked Articles of Incorporation of each of the Subsidiaries, certified as complete and correct by the Secretary of State of the state of each such Subsidiary's incorporation, and a copy of the By-Laws of each such Subsidiary, certified as complete and correct by the Secretary of such Subsidiary.

     k. A currently dated certificate of existence or certificate of good standing, as applicable, of each of the Subsidiaries issued by the Secretary of State each such Subsidiary's incorporation.

     l. Such other documents as may be reasonably required by the Agent or the Banks.

     14. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Third Amendment, the Company represents and warrants, as of the date of this Third Amendment and except as otherwise provided in this Third Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in
Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Banks by the Company pursuant to the requirements of the Agreement and the representation contained in Section 3.l is amended and restated in its entirety to read as follows:

     l. Subsidiaries. The only Subsidiaries of the Company as of the date of the Third Amendment are Brightpoint Acquisition, Inc., a Delaware corporation which is wholly owned by the Company, Brightpoint FSC, Inc., a foreign sales corporation organized under the laws of Barbados which is wholly owned by the Company, and Brightpoint International, Ltd., a Delaware corporation, which is wholly owned by the Company as of the date of the Third Amendment, but will be fifty percent (50%) owned after execution of the Purchase Agreement, but which shall be deemed a Subsidiary for all purposes under the terms of this Agreement and the other Loan Documents.

     15. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Third Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

     16. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, the Agent and the Banks, by their respective duly authorized officers, have executed this Third Amendment to Credit Agreement with effect as of June 7, 1996.

                                BRIGHTPOINT, INC.


                                By: /s/J. Mark Howell
                                   -------------------------------------------
                                     J. Mark Howell, Executive Vice President
                                     and Chief Financial Officer


                      Address:  6402 Corporate Drive
                                Indianapolis, Indiana  46278
                                Attention:  Executive Vice President
                                            and Chief Financial Officer
                                Fax:  (317) 297-6191

                                BANK ONE, INDIANAPOLIS,
                                  NATIONAL ASSOCIATION
                                  Individually and as Agent

                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                           (printed name and title)

                    PERCENTAGE: 41.5%

                      Address:  Bank One Center/Tower
                                111 Monument Circle, Suite 1921
                                P. O. Box 7700
                                Indianapolis, Indiana 46277-0119
                                Attention: Manager, Metropolitan Department B
                                Fax:  (317) 321-8079


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:
                                   -------------------------------------------

                                   -------------------------------------------


                    PERCENTAGE: 26.0%

                      Address:  One First National Plaza
                                Mail Suite 0088
                                Chicago, Illinois  60670-0088
                                Attention:  Cory M. Olson
                                Fax:  (312) 732-5161


                                SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                            (printed name and title)

                    PERCENTAGE: 19.0%

                      Address:  SunTrust Bank, Central Florida, N.A.
                                200 South Orange Avenue
                                Orlando, Florida  32801
                                Attention:
                                          ------------------------------------
                                Fax:  (407) 237-6894


                                CORESTATES BANK, N.A.


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                            (printed name and title)

                    PERCENTAGE: 13.5%

                      Address:  CoreStates Bank, N.A.
                                2240 Butler Pike
                                Plymouth Meeting, Pennsylvania 19462
                                Attention:
                                          ------------------------------------
                                Fax: (610) 834-2069

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


     BRIGHTPOINT, INC., a Delaware corporation, (the "Company"), the banks listed on the signature pages hereof (each individually a "Bank" and collectively the "Banks") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, as agent for the Banks (in such capacity the "Agent" and in its individual capacity "Bank One") agree as follows:

     1. CONTEXT. This agreement is made in the context of the following agreed state of facts:

     a. The Company, the Banks and the Agent are parties to a Credit Agreement dated June 13, 1995, as amended by First Amendment to Credit Agreement dated as of September 15, 1995, Second Amendment to Credit Agreement dated as of January 19, 1996, and the Third Amendment to Credit Agreement dated as of June 7, 1996 (collectively, the Agreement").

     b. The Company has requested that the Banks (i) modify certain financial covenants on account of adjustments related to the Allied transaction and (ii) waive the requirement for the consolidating financial statements of Brightpoint Acquisition, Inc.

     c. The Banks have agreed to such requests, subject to certain terms and conditions, and the parties have executed this document (this "Fourth Amendment") to give effect to their agreement.

     2. DEFINITIONS. Terms used in this Fourth Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise defined herein. A new definition is added to Section 1 of the Agreement to read as follows:

          o Fourth Amendment. "Fourth Amendment" means the written amendment to this Agreement entitled "Fourth Amendment to Credit Agreement" and dated with effect as of June 28, 1996.

     3. AMENDMENTS TO FINANCIAL COVENANTS. Section 5.g(i) and Section 5.g(iii) of the Agreement are amended and restated in their entireties to read as follows:

          (i) Tangible Net Worth. The Company shall maintain its Tangible Net Worth as of the date of execution of the Fourth Amendment and at all times until December 30, 1996, at a level not less than $67,500,000.00; at December 31, 1996, and at all times until December 30, 1997, at a level not less than the sum of $67,500,000.00 plus 50% of the net income reported during the fiscal period July 1, 1996, through December 31, 1996; and at each fiscal year end thereafter, and at all times during the fiscal year immediately following, at a level equal to the sum of 50% of the net income reported during the fiscal year for which the Tangible Net Worth is being determined (exclusive of any loss) plus the Tangible Net Worth reported at the immediately preceding fiscal year end.

          (iii)Fixed Charge Coverage. At the end of each fiscal quarter, for the four consecutive fiscal quarters ending as of such fiscal quarter end, from the date of the Fourth Amendment and until December 30, 1996, the Company shall maintain a fixed charge coverage ratio of not less than 1.25 to 1.0. At December 31, 1996, and at each fiscal quarter thereafter, the Company shall maintain a fixed charge coverage ratio of not less than 1.50 to
               1.0. For purposes of this covenant, the phrase "fixed charge coverage ratio" means, for any relevant period, the ratio of the sum of net income plus depreciation, amortization and interest expense plus cash taxes paid over the sum of payments made on term debt during the period for which the ratio is being calculated, including current capital lease payments but excluding any payments made on account of the Loan, plus interest expense, plus expenditures for fixed assets not funded with borrowed funds, plus dividends paid, plus cash taxes paid; provided that for purposes of this covenant, net income shall not be reduced by the expenses of the Company related to the Allied transaction in a maximum sum of $2,500,000.00.

     4. WAIVER OF CONSOLIDATING FINANCIAL STATEMENTS OF ACQUISITION. The Company has informed the Banks that the assets and liabilities of Acquisition have been or will be transferred to the books and records of the Company and that, as of June 30, 1996, there will be no separate books and records of Acquisition. The Banks waive the remedies available under the Agreement for the failure of the Company to comply with the provisions of Section 5.b(ii) with respect to furnishing the consolidating financial statements of Acquisition for the months ending June 30, 1996, July 31, 1996, and August 31, 1996; provided that the Company agrees to take all action necessary to effect the merger of Acquisition into the Company on or before September 30, 1996, and provided further that the Company will provide (A) a written certification to the Banks that Acquisition has no assets or business operations which are not reflected in the financial statements of the Company, which certification will accompany each of the financial statements furnished to the Banks pursuant to the Agreement prior to the merger of Acquisition into the Company, and (B) written notice to the Banks when the merger has been completed accompanied by copies of the Articles of Merger, or comparable appropriate documents, certified by the Secretary of State of Delaware. The Company acknowledges that if the merger of Acquisition into the Company is not completed by September 30, 1996, the Company shall comply with the provisions of Section 5.b(ii) which provisions require the consolidating financial statements of Acquisition.

     5. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Fourth Amendment, the Agent shall have received, each duly executed and in form and substance satisfactory to the Banks the following:

     a.   This Fourth Amendment.

     b. Such other documents as may be reasonably required by the Agent or the Banks.

     6. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Fourth Amendment, the Company represents and warrants, as of the date of this Fourth Amendment and except as otherwise provided in this Fourth Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in
Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Banks by the Company pursuant to the requirements of the Agreement.

     7. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Fourth Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

     8. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, the Agent and the Banks, by their respective duly authorized officers, have executed this Fourth Amendment to Credit Agreement with effect as of June 28, 1996.


                                     BRIGHTPOINT, INC.


                                By: /s/J. Mark Howell
                                    -----------------------------------------
                                     J. Mark Howell, Executive Vice
                                     President and Chief Financial Officer

                           Address:  6402 Corporate Drive
                                     Indianapolis, Indiana  46278
                                     Attention:  Executive Vice President
                                                 and Chief Financial Officer
                                     Fax:  (317) 387-5493


                    BALANCE OF PAGE LEFT INTENTIONALLY BLANK

                                BANK ONE, INDIANAPOLIS,
                                  NATIONAL ASSOCIATION
                                  Individually and as Agent

                                By: /s/Brian D. Smith
                                   -------------------------------------------
                                   Brian D. Smith, Vice President and Senior
                                   Relationship Manager

                 PERCENTAGE:    41.5%

                      Address:  Bank One Center/Tower
                                111 Monument Circle, Suite 1921
                                P. O. Box 7700
                                Indianapolis, Indiana 46277-0119
                                Attention: Manager, Metropolitan Department B
                                Fax:  (317) 321-8079


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                             (printed name and title)

                 PERCENTAGE:    26.0%

                      Address:  One First National Plaza
                                Mail Suite 0088
                                Chicago, Illinois  60670-0088
                                Attention:  Cory M. Olson
                                Fax:  (312) 732-5161

                                SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                             (printed name and title)

                 PERCENTAGE:    19.0%

                      Address: SunTrust Bank, Central Florida, N.A. 200 South Orange Avenue
                                Orlando, Florida  32801
                                Attention:  Chris Black, Vice President
                                Fax:  (407) 237-6894

                                CORESTATES BANK, N.A.


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                             (printed name and title)

                 PERCENTAGE:    13.5%

                      Address:  CoreStates Bank, N.A.
                                2240 Butler Pike
                                Plymouth Meeting, Pennsylvania  19462
                                Attention:  William Johnston
                                Fax:  (610) 834-2069

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


     BRIGHTPOINT, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (each individually a "Bank" and collectively the "Banks") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, as agent for the Banks (in such capacity the "Agent" and in its individual capacity "Bank One") agree as follows:

1. CONTEXT. This Fifth Amendment is made in the context of the following agreed statement of facts:

         a. The Company, the Banks and the Agent are parties to a Credit Agreement dated June 13, 1995, as amended by a First Amendment to Credit Agreement dated as of September 15, 1995, a Second Amendment to Credit Agreement dated as of January 19, 1996, a Third Amendment to Credit Agreement dated as of June 7, 1996, and a Fourth Amendment to Credit Agreement dated as of June 28, 1996 (collectively, the "Agreement").

         b. The Company has requested that the Banks (i) modify certain affirmative and negative covenants to permit the Company to guarantee certain indebtedness and to permit the Company's Subsidiary, International, to enter into certain indebtedness, and (ii) to waive the Company's noncompliance with its Fixed Charge Coverage Covenant, and other covenants, as of September 30, 1996.

         c. The Banks have agreed to such requests, subject to certain terms and conditions, and the parties have executed this document (this "Fifth Amendment") to give effect to their agreement.

2. DEFINITIONS. Terms used in this Fifth Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise defined herein.

          a. Amended Definition. The definition of "Funded Debt" in Section 1 of the Agreement is hereby amended to restate clauses (d) and (e) of such definition as follows:

                  "(d) to the extent not already included in clause (a) above, all guaranties and other obligations (contingent or otherwise) of the Company and its Subsidiaries, calculated on a consolidated basis, to assure a creditor against loss (including, without limitation, letters of responsibility or comfort letters, arrangements to purchase or repurchase property or obligations, to pay for property, goods or services whether or not delivered or rendered, to maintain working capital, equity capital or other financial statement condition of, or to lend or contribute to or invest in a third party) in respect of obligations of such third party, provided however, that the guaranty by the Company of the line of credit obligations of International shall be included in the calculation of Funded Debt at the principal amount of the debt outstanding on the date of calculation and not at the face amount of the guaranty; (e) to the extent not already included in clauses (a) or (d) above, all consolidated obligations of the Company and its Subsidiaries for extensions of credit including the face amount of letters of credit issued for the account of the Company or any Subsidiary, whether or not representing obligations for borrowed money (for purposes of this clause
                  (e), Subsidiary shall include subsidiaries of International),"

          b. New Definition. A new definition is added to Section 1 of the Agreement to read as follows:

               o Fifth Amendment. "Fifth Amendment" means the written amendment to this Agreement entitled "Fifth Amendment to Credit Agreement" and dated effective as of October 11, 1996.

3. AMENDMENT TO FINANCIAL COVENANTS. Section 5.g(iii) of the Agreement is hereby amended and restated in its entirety as follows:

         (iii) Fixed Charge Coverage. At the end of each fiscal quarter, for the four consecutive fiscal quarters ending as of such fiscal quarter end, from the date of the Fifth Amendment and until December 30, 1996, the Company shall maintain a fixed charge coverage ratio of not less than
         1.25 to 1.0. At December 31, 1996, and at each fiscal quarter thereafter until December 30, 1997, the Company shall maintain a fixed charge coverage ratio of not less than 1.35 to 1.0. At December 31, 1997, and at each fiscal quarter thereafter, the Company shall maintain a fixed charge coverage ratio of not less than 1.50 to 1.0. For purposes of this covenant, the phrase "fixed charge coverage ratio" means, for any relevant period, the ratio of the sum of net income plus depreciation, amortization and interest expense plus cash taxes paid over the sum of payments made on term debt during the period for which the ratio is being calculated, including current capital lease payments but excluding any payments made on account of the Loan, plus interest expense, plus expenditures for fixed assets not funded with borrowed funds, plus dividends paid, plus cash taxes paid; provided that for purposes of this covenant, net income shall not be reduced by the expenses incurred by the Company related to the Allied transaction in a maximum sum of $2,500,000.00.

4.       AMENDMENTS TO NEGATIVE COVENANTS.   Section 6 of the Agreement is
amended as follows:

          a. Section 6.c. of the Agreement is hereby amended and restated in its entirety as follows:

                  c. Guaranties. The Company shall not be, and shall not permit any Subsidiary to be, a guarantor or surety of, or otherwise be responsible in any manner with respect to any undertaking of any other person or entity, whether by guaranty agreement or by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services or otherwise except for:

                  (i) guaranties in favor of the Banks or the Agent on behalf of the Banks;

                  (ii) the guaranty by the Company of certain debt of International or a subsidiary of International, in an aggregate amount not to exceed $25,000,000 plus interest and costs of collection;

                  (iii) guaranties by endorsement of instruments for deposit made in the ordinary course of business;

                  (iv) guaranties by International in favor of its subsidiaries; and

                  (v) those specific existing guaranties listed on the "Schedule of Exceptions" attached as Exhibit "D".

               b. Subsections (iv) and (vi) of Section 6.d. of the Agreement are amended and restated in their entirety as follows:

                  (iv) loans, advances or guaranties from the Company to or on behalf of International not in excess of the aggregate principal amount of $30,000,000.00, including any guaranty by the Company for indebtedness of any subsidiary of International and provided that any Letters of Credit issued for the account of the Company but on behalf of International shall be included in the amount of loans, advances or guaranties for purposes of this subsection;

                  (vi) loans and advances from International to any subsidiaries of International and a Shareholder Note dated July 1, 1996 owed to International from Dana Marlin and John M. Maclean-Arnott, with a present principal balance of $1,106,000.00;

          c. Section 6.e. of the Agreement is hereby amended to increase the amount of Two Million Dollars in the second sentence of such Subsection to "Five Million Dollars ($5,000,000.00)", which amount shall exclude the acquisition of Hatadicorp Pty. Ltd of Australia by a subsidiary of International, which acquisition is specifically consented to by the Banks.

          d. Section 6.k. of the Agreement is hereby amended and restated in its entirety as follows:

                  k. Lease Obligations. The Company shall not incur, and shall not permit any Subsidiary to incur, obligations under any operating leases if as a result, the aggregate payment obligations of the Company and its Subsidiaries under all such leases in any fiscal year would exceed $1,000,000; except:

                  (i) an operating lease for computer equipment, software, and certain furniture and fixtures in a total aggregate amount not to exceed $5,000,000 to be entered into prior to December 31, 1996; and

                  (ii) those existing obligations disclosed on the "Schedule of Exceptions" attached as Exhibit "D".

          e. Section 6.l. of the Agreement is hereby amended and restated in its entirety as follows:

               l. Debt. The Company shall not incur or permit to exist, and shall not permit any Subsidiary to incur or permit to exist, any Indebtedness in excess of the aggregate amount of $2,000,000.00 at any time outstanding, except for:

                  (i)      Indebtedness owed to the Banks under this Agreement;

                  (ii)     Rate Hedging Obligations with any Bank;

                  (iii) Indebtedness of International or a subsidiary of International in an aggregate amount not to exceed $25,000,000.00 under a revolving line of credit or for the purchase of Hatadicorp Pty. Ltd;

                  (iv) the Company's guaranties of the Indebtedness of International or a subsidiary of International, which guaranties shall not exceed in the aggregate $25,000,000.00 plus interest and costs of collection;

                  (v) the operating lease obligations permitted to be incurred under Section 6.k. hereof;

                  (vi) to the extent not already included above, the Indebtedness permitted under Section 6.d. hereof; and

                  (vii) those existing obligations disclosed on the "Schedule of Exceptions" attached as Exhibit "D".

5. WAIVER OF NONCOMPLIANCE WITH FINANCIAL COVENANT. The Banks acknowledge that the Company was not in compliance with the Fixed Charge Coverage Ratio set forth in Section 5.g.(iii) at September 30, 1996. The Banks hereby waive such noncompliance at such date and waive their right to exercise remedies available under the Agreement as the result of the Company's failure to maintain its Fixed Charge Coverage Ratio at required levels. Such waiver shall not constitute any agreement or waiver on the part of the Banks to any further or other default or noncompliance on the part of the Company or any Subsidiary.

6.       WAIVER OF CONSOLIDATING FINANCIAL STATEMENTS OF ACQUISITION.
The Company has informed the Banks that the assets and liabilities of Acquisition have been or will be transferred to the books and records of the Company and that, as of September 30, 1996, there will be no separate books and records of Acquisition. The Banks waive the remedies available under the Agreement for the failure of the Company to comply with the provisions of
Section 5.b(ii) with respect to furnishing the consolidating financial statements of Acquisition for the months ending September 30, 1996, October 31, 1996 and November 30, 1996; provided that the Company agrees to take all action necessary to effect the merger of Acquisition into the Company on or before December 31, 1996, and provided further that the Company will provide (A) a written certification to the Banks that Acquisition has no assets or business operations which are not reflected in the financial statements of the Company, which certification will accompany each of the financial statements furnished to the Banks pursuant to the Agreement prior to the merger of Acquisition into the Company, and (B) written notice to the Banks when the merger has been completed accompanied by copies of the Articles of Merger, or comparable appropriate documents, certified by the Secretary of State of Delaware. The Company acknowledges that if the merger of Acquisition into the Company is not completed by December 31, 1996, the Company shall comply with the provisions of Section 5.b(ii) which provisions require the consolidating financial statements of Acquisition.

7. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Fifth Amendment, the Agent shall have received, each duly executed and in form and substance satisfactory to the Banks, the following:

         a.       This Fifth Amendment, and

         b. Such other documents as may be reasonably required by the Agent or the Banks.

8. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Fifth Amendment, the Company represents and warrants, as of the date of this Fifth Amendment, and except as otherwise provided in this Fifth Amendment, that no Event of Default or Unmatured Event of Default has occurred or is continuing and that the representations and warranties contained in
Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d. refer to the latest financial statements furnished to the Banks by the Company pursuant to the requirements of the Agreement.

9. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Fifth Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

10. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company, the Agent and the Banks, by their respective duly authorized officers, have executed this Fifth Amendment to Credit Agreement with effect as of October 11, 1996.

                           BRIGHTPOINT, INC.


                           By
                              -------------------------------------------
                                J. Mark Howell, President and
                                    Chief Operating Officer

                           Address:          6402 Corporate Drive
                                             Indianapolis, Indiana 46278
                                             Attn: President and Chief Operating
Officer
                                             Fax: (317) 387-5493

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                        BANK ONE, INDIANAPOLIS, NATIONAL
                        ASSOCIATION Individually and as Agent



                        By _________________________________________

                             Brian D. Smith, Vice President and
                                 Senior Relationship Manager

                        PERCENTAGE: 41.5%

                        Address:          Bank One Center/Tower
                                          111 Monument Circle, Suite 1921
                                          P.O. Box 7700
                                          Indianapolis, Indiana 46277-0119
                                          Attn: Manager, Metropolitan Department

                                          Fax: (317) 321-8079


                        THE FIRST NATIONAL BANK OF CHICAGO



                        By _________________________________________

                           _________________________________________

                                 Printed Name & Title

                        PERCENTAGE: 26.0%

                        Address:          One First National Plaza
                                          Mail Suite 0088
                                          Chicago, Illinois 60670-0088
                                          Attn: Cory M. Olson
                                          Fax: (312) 732-5161

                        SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                        By _________________________________________

                           _________________________________________


                                 Printed Name & Title

                        PERCENTAGE: 19.0%

                        Address:          SunTrust Bank, Central Florida, N.A.
                                          200 South Orange Avenue
                                          Orlando, Florida 32801
                                          Attn: Chris Black, Vice President
                                          Fax: (407) 237-6894


                        CORESTATES BANK, N.A.


                        By _________________________________________

                           _________________________________________


                                Printed Name & Title

                       PERCENTAGE: 13.5%

                       Address:          CoreStates Bank, N.A.
                                         2240 Butler Pike
                                         Plymouth Meeting, Pennsylvania 19462
                                         Attn: William Johnston
                                         Fax: (610) 834-2069

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


     BRIGHTPOINT, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (each individually, a "Bank" and collectively, the "Banks") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana, as agent for the Banks (in such capacity, the "Agent" and in its individual capacity, "Bank One") agree as follows:

1. CONTEXT. This Sixth Amendment is made in the context of the following agreed statement of facts:

         a. The Company, the Banks and the Agent are parties to a Credit Agreement dated June 13, 1995, as amended by a First Amendment to Credit Agreement dated as of September 15, 1995, a Second Amendment to Credit Agreement dated as of January 19, 1996, a Third Amendment to Credit Agreement dated as of June 7, 1996, a Fourth Amendment to Credit Agreement dated as of June 28, 1996 and a Fifth Amendment to Credit Agreement dated effective as of October 11, 1996 (collectively, the "Agreement").

         b. The Company has requested that the Banks (i) increase the Company's line of credit from $75,000,000 to $100,000,000 until April 30, 1997;
         (ii) modify certain financial covenants of the Company to permit the additional indebtedness, and (iii) to waive the Company's noncompliance with its Ratio of Liabilities to Tangible Net Worth Covenant and its Lease Obligations Covenant.

         c. The Banks have agreed to such requests, subject to certain terms and conditions, and the parties have executed this Sixth Amendment (the "Sixth Amendment") to give effect to their agreement.

     2. DEFINITIONS. Terms used in this Sixth Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise specifically defined herein. The definition of "Applicable Rate" in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

         "Applicable Rate" means any of the Applicable Unused Fee Rate, the Applicable Commission Rate, the Applicable Prime Spread or the Applicable LIBOR Spread, as the context requires, and when used in the plural form refers collectively to all of the Applicable Unused Fee Rate, the Applicable Commission Rate, the Applicable Prime Spread and the Applicable LIBOR Spread. The Applicable Rate shall be determined by reference to the ratio of the Company's Funded Debt to Capital in accordance with the following tables:

                                                         Applicable           Applicable LIBOR
Ratio of Funded Debt to Capital                          Prime Spread         Spread
-------------------------------                          ------------         ------
 .60 to 1.0 or greater                                        .25%             2.00%
 .55 to 1.0 or greater but less than .60 to 1.0              0.00%             1.75%
 .45 to 1.0 or greater but less than .55 to 1.0              (.25%)            1.50%
 .40 to 1.0 or greater but less than .45 to 1.0              (.50%)            1.25%
 .35 to 1.0 or greater but less than .40 to 1.0              (.75%)            1.00%
less than .35 to 1.0                                       (1.00%)             .75%


                                                         Applicable
                                                         Unused Fee           Applicable
Ratio of Funded Debt to Capital                          Rate                 Commission Rate
-------------------------------                          ----                 ---------------
 .60 to 1.0 or greater                                    .30%                     1.125%
 .55 to 1.0 or greater but less than .60 to 1.0           .25%                     1.00%
 .45 to 1.0 or greater but less than .55 to 1.0           .20%                     .875%
 .40 to 1.0 or greater but less than .45 to 1.0           .15%                      .75%
 .35 to 1.0 or greater but less than .40 to 1.0           .15%                      .75%
 .35 to 1.0                                              .125%                      .75%

         Effective with the date of closing, the Applicable Rates shall be determined on the basis of the financial statements of the Company dated as of the month ending each fiscal quarter furnished to the Banks pursuant to the requirements of Section 5.b(ii), with prospective effect for the following fiscal quarter. Interest will accrue and be payable, and fees and commissions will be calculated and be payable, in any fiscal quarter on the basis of the Applicable Rates in effect during the preceding fiscal quarter until an adjustment is made under the provisions of this subsection. The Applicable Rates shall be adjusted on the first interest payment date which follows receipt by the Banks of the financial statements upon which such adjustment is based, but such adjustment shall not be effective as to any LIBOR-based Rate elected prior to the date of such adjustment until the expiration of the period of time for which such LIBOR-based Rate shall have been elected by the Company. In the event that the Company fails to deliver the financial statements required under Section 5.b(ii) for any month which ends a fiscal quarter, interest shall accrue on the Loan at the Prime Rate and the Applicable Commission Rate and the Applicable Unused Fee shall be at the highest level shown in the foregoing tables from the date such financial statements were required to be delivered until the first interest payment date which follows receipt by the Banks of such financial statements. For the avoidance of doubt, it is noted that it is the intent of the parties that the Banks shall be free to exercise all remedies otherwise provided in this Agreement in the event of the violation by the Company of the covenants stated in
         Section 5.b(ii) or 5.g(ii) notwithstanding the accrual of interest upon any Loan or the calculation of fees and commissions at a rate determined in accordance with this definition.

3. REVOLVING LOAN INCREASE. (a) From the date of this Sixth Amendment, and until April 30, 1997, each Bank agrees to make its Percentage of Advances (all such Advances by all such Banks are collectively referred to as the "Revolving Loan") under a revolving line of credit from time to time to the Company of an aggregate amount not exceeding One Hundred Million and No/100 Dollars ($100,000,000.00), provided that all of the conditions of lending stated in
Section 7 of the Agreement as being applicable to Advances have been fulfilled at the time of each Advance. On April 30, 1997, the Aggregate Commitment shall automatically reduce to Seventy-Five Million and No/100 Dollars ($75,000,000.00) and the Company shall repay to the Banks the principal outstanding in excess of such amount in accordance with each Bank's Percentage, immediately and without demand. Each Bank's Percentage of Advances for the temporary increase in the Aggregate Commitment and after reduction on April 30, 1997 shall be as set forth in Schedule "A" attached hereto.

         (b) The obligation of the Company to repay the Revolving Loan shall be evidenced by the promissory notes (the "Revolving Notes") of the Company payable to the order of each Bank and in an amount equal to each Bank's Percentage of the Aggregate Commitment, which Revolving Notes shall be in the form of Exhibit "A" attached to this Sixth Amendment.

4. AMENDMENTS TO FINANCIAL COVENANTS. Sections 5.g.(ii) and (iv) of the Agreement are hereby amended and restated in their entirety as follows:

         (ii) Ratio of Liabilities to Tangible Net Worth. At the end of each month, and through February 27, 1997, the Company shall maintain the ratio of its consolidated total liabilities to its Tangible Net Worth at a level not greater than 2.75 to 1.0, at a level not greater than
         2.50 on February 28, 1997 through April 30, 1997, and after April 30, 1997, at a level not greater than 2.0 to 1.0. For purposes of testing compliance with this covenant, the term "liabilities" shall include the present value of all consolidated capital lease obligations of the Company and its Subsidiaries, determined as of any date the ratio is to be tested.

         (iv) Ratio of Funded Debt to Capital. The Company shall maintain the ratio of its Funded Debt to Capital at a level not greater than .625 to
         1.0 from the date hereof through April 30, 1997 and at not greater than .55 to 1.0 at May 1, 1997 and at all times thereafter.

5. AMENDMENT TO NEGATIVE COVENANTS. Section 6.k. of the Agreement is hereby amended and restated in its entirety as follows:

     k. Lease Obligations. The Company shall not incur, and shall not permit any Subsidiary to incur, obligations under any operating leases if as a result, the aggregate payment obligations of the Company and its Subsidiaries under all such leases in any fiscal year would exceed $2,500,000.00; except:

          (i) The existing operating lease for computer equipment and other items entered into with Banc One Leasing Corp. not to exceed $5,000,000.00; and

          (ii) Those existing obligations disclosed in the "Schedule of Exceptions" attached as Exhibit "D" to the Agreement.

6. WAIVER OF NONCOMPLIANCE WITH CERTAIN COVENANTS. The Banks acknowledge that the Company was not in compliance with the Ratio of Liabilities to Tangible Net Worth covenant set forth in Section 5.g.(ii) of the Agreement or the Lease Obligations covenant set forth in Section 6.k. of the Agreement at December 31, 1996. The Banks hereby waive their right to exercise remedies available under the Agreement as a result of the Company's failure to maintain its Ratio of Liabilities to Tangible Net Worth or its Lease Obligations at required levels. Such waiver shall not constitute any agreement or waiver on the part of the Banks to any further or other default or noncompliance on the part of the Company or any Subsidiary.

7. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Sixth Amendment, the Agent shall have received, each duly executed and in form and substance satisfactory to the Banks, the following:

     a.   This Sixth Amendment;

     b.   The Revolving Notes;

     c. Certified Resolutions of the Board of Directors authorizing the execution and delivery of the Sixth Amendment, together with an Officers' Certificate, in form and substance acceptable to the Banks; and

     d. Such other documents as may be reasonably required by the Agent or the Bank.

8. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Sixth Amendment, the Company represents and warrants, as of the date of this Sixth Amendment, and except as otherwise provided in this Sixth Amendment, that no Event of Default or Unmatured Event of Default has occurred or is continuing and that the representations and warranties contained in
Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d. refer to the latest financial statements furnished to the Banks by the Company pursuant to the requirements of the Agreement.

9. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Sixth Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

10. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Company, the Agent and the Banks, by their respective duly authorized officers, have executed this Sixth Amendment to Credit Agreement with effect as of January 29, 1997.


              BRIGHTPOINT, INC.



                          By  _____________________________________________
                              Phillip A. Bounsall, Executive Vice President and Chief Financial Officer

                          Address:    6402 Corporate Drive
                                      Indianapolis, Indiana 46278
                                      Attn: Executive Vice President and Chief
                                      Financial Officer
                                      Fax: (317) 387-5493


                          BANK ONE, INDIANAPOLIS, NATIONAL
                          ASSOCIATION Individually and as Agent



                          By  _____________________________________________
                               Brian D. Smith, Vice President and
                                   Senior Relationship Manager

                          Address:     Bank One Center/Tower
                                       111 Monument Circle, Suite 1921
                                       P.O. Box 7700
                                       Indianapolis, Indiana 46277-0119
                                       Attn: Manager, Metropolitan Department B
                                       Fax: (317) 321-8079

                   THE FIRST NATIONAL BANK OF CHICAGO


                   By  _____________________________________________

                       _____________________________________________
                            Printed Name & Title

                   Address:          One First National Plaza
                                     Mail Suite 0088
                                     Chicago, Illinois 60670-0088
                                     Attn: Cory M. Olson
                                     Fax: (312) 732-5161

                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                   By  _____________________________________________

                       _____________________________________________
                            Printed Name & Title

                   Address:          SunTrust Bank, Central Florida, N.A.
                                     200 South Orange Avenue
                                     Orlando, Florida 32801
                                     Attn: Chris Black, Vice President
                                     Fax: (407) 237-6894

                   CORESTATES BANK, N.A.


                   By  _____________________________________________

                       _____________________________________________
                            Printed Name & Title

                   Address:          CoreStates Bank, N.A.
                                     1339 Chestnut Street
                                     Widener Building, 3rd Floor
                                     Philadelphia, Pennsylvania 19101
                                     Attn: Joseph N. Finley
                                     Fax: (215) 973-6745